PROVISIONS	12 Months Ended
Dec. 31, 2021
Provisions [abstract]
PROVISIONS	PROVISIONS
    The provision for other risks primarily relates to disputes and matters which are not subject to legal proceedings, including contract-related disputes with suppliers, employees and other parties, as well as environmental risks.
    Movements in provisions are as follows:

	At December 31, 2020	Additional provisions	Utilization	Releases	Translation differences	Reclassification and other movements	At December 31, 2021
	(€ thousand)
Warranty and recall campaigns	106,942	45,047	(33,695)	(9,868)	341	—	108,767
Legal proceedings and disputes	26,349	3,643	(596)	(16,111)	326	90	13,701
Other risks	22,044	12,306	(2,067)	(4,733)	822	28	28,400
Total provisions	155,335	60,996	(36,358)	(30,712)	1,489	118	150,868
Warranty and recall campaigns
    The provision for warranty and recall campaigns represents the best estimate of commitments given by the Group for contractual, legal, or constructive obligations arising from product warranties given for a specified period of time. Warranty and recall campaigns provisions are recognized upon shipment and estimated on the basis of the Group’s past experience and contractual terms. Related costs are recognized within cost of sales.
    Following an industry-wide recall in 2016, the Group initiated a global recall campaign on cars mounted with Takata airbags manufactured using non-desiccated phase stabilized ammonium nitrate. Due to the uncertainty of recoverability of the costs from Takata, the Group recognized an aggregate provision of €36,994 thousand in 2016 within cost of sales. At December 31, 2021, the provision amounted to €3,011 thousand (€6,831 thousand at December 31, 2020). The gradual decrease in the provision reflects the performance of recall activities by the Group.
Legal proceedings and disputes
    The provision for legal proceedings and disputes represents management’s best estimate of the expenditures expected to be required to settle or otherwise resolve legal proceedings and disputes. This class of claims relates to allegations by contractual counterparties that the Group has violated the terms of the arrangements, including by terminating the applicable relationships. Judgments in these proceedings may be issued in 2022 or beyond, although any such judgments may remain subject to ongoing judicial review. While the outcome of these proceedings is uncertain, any losses in excess of the provisions recorded are not expected to be material to the Group’s financial condition or results of operations. Additions to the provision for legal proceedings and disputes are recognized within other expenses, net.
Releases during 2021 primarily relate to a legal dispute following developments favorable to Ferrari during the fourth quarter of the year.
Other risks
    The provision for other risks are related to disputes and matters which are not subject to legal proceedings, including disputes with suppliers, distributors, employees and other parties, as well as environmental risks.
    The following table presents where the additional provisions to other risks recognized for the years ended December 31, 2021, 2020 and 2019 were recorded within the consolidated income statement.

	For the years ended December 31,
	2021	2020	2019
	(€ thousand)
Recorded in the consolidated income statement within:
Cost of sales	10,562	6,352	9,563
Selling, general and administrative costs	1,744	1,174	2,830
Total	12,306	7,526	12,393